Debt (Tables)	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Schedule of Long-term Debt Instruments [Table Text Block]
Debt
Debt Obligations
Our total long-term borrowings as of December 31, 2015, and December 31, 2014, were composed of the following:

	As of
	December 31, 2015	December 31, 2014(1)
	(In millions)
Senior notes:
CAD 900 million 5.0% notes due 2015(2)(3)	$—	$774.5
CAD 500 million 3.95% Series A notes due 2017(3)	361.3	430.3
CAD 400 million 2.25% notes due 2018(2)	289.0	—
CAD 500 million 2.75% notes due 2020(2)	361.3	—
$300 million 2.0% notes due 2017(4)	300.6	300.0
$500 million 3.5% notes due 2022(4)	517.8	510.8
$1.1 billion 5.0% notes due 2042(4)	1,100.0	1,100.0
Long-term credit facilities(5)	—	—
Less: unamortized debt discounts and debt issuance costs	(21.3)	(20.4)
Total long-term debt (including current portion)	2,908.7	3,095.2
Less: current portion of long-term debt	—	(773.9)
Total long-term debt	$2,908.7	$2,321.3

Short-term borrowings:
Cash pool overdrafts(6)	$18.7	$64.6
Short-term facilities(7)	7.5	4.9
Other short-term borrowings(8)	2.5	5.6
Current portion of long-term debt	—	773.9
Current portion of long-term debt and short-term borrowings	$28.7	$849.0

(1)
Amounts have been adjusted to reflect the adoption of the authoritative guidance requiring debt issuance costs to be presented as a direct reduction from the carrying value of the related debt. See Note 2, "New Accounting Pronouncements" for further discussion.

(2)
On September 18, 2015, Molson Coors International, LP, a Delaware limited partnership and a wholly-owned subsidiary of MCBC, issued CAD 500 million 2.75% notes due September 18, 2020 ("CAD 500 million notes"), and CAD 400 million 2.25% notes due September 18, 2018 ("CAD 400 million notes", and together with the CAD 500 million notes, the "2015 Notes"). Our previously issued CAD 900 million 5.0% notes matured on September 22, 2015, and were repaid using the proceeds from these new note offerings.

Prior to issuing the 2015 Notes, we entered into forward starting interest rate swap agreements to hedge the interest rate volatility on CAD 600 million of the 2015 Notes beginning in the second quarter of 2014. At the time of the issuance of the 2015 Notes, the government of Canada bond rates were trading at a yield lower than that locked in by the interest rate swaps, resulting in an aggregate realized loss of CAD 39.2 million ($29.5 million at settlement), which was recorded in other comprehensive income. A portion of this loss is being amortized into interest expense over the 5-year and 3-year terms of the respective 2015 Notes and will increase our effective cost of borrowing compared to the stated coupon rates by 0.65% on the CAD 500 million notes and 0.16% on the CAD 400 million notes. The remaining portion of the loss will be amortized on future debt issuances covering the full 10-year term of the interest rate swap agreements. The cash payment associated with the settlement of the forward starting interest rate swap agreements was recorded as an operating outflow within the other assets and liabilities line item on the consolidated statement of cash flows. See Note 16, "Derivative Instruments and Hedging Activities" for further details on the forward starting interest rate swaps.

(3)
During the third quarter of 2005, Molson Coors Capital Finance ULC completed a CAD 900 million private placement in Canada, which matured September 22, 2015, and was repaid. Additionally, during the fourth quarter 2010, Molson Coors International LP completed a CAD 500 million private placement in Canada due October 6, 2017. Prior to issuing the bonds, we entered into forward starting interest rate transactions for a portion of each Canadian offering. The bond forward transactions effectively established, in advance, the yield of the government of Canada bond rate over which the Company's private placement was priced. At the time of the private placement offerings and pricings, the government of Canada bond rates were trading at a yield lower than that locked in with the Company's interest rate locks. This resulted in a loss on the bond forward transactions of $4.0 million related to the CAD 900 million bonds, and $7.8 million on the CAD 500 million bonds. The losses are amortized over the term of each respective Canadian issued private placement and increase our effective cost of borrowing compared to the stated coupon rates by 0.05% and 0.23% on the CAD 900 million and CAD 500 million bonds, respectively.

(4)
On May 3, 2012, we issued $1.9 billion of senior notes with portions maturing in 2017, 2022 and 2042. The 2017 senior notes were issued in an initial aggregate principal amount of $300 million at 2.0% interest and will mature on May 1, 2017 ("$300 million notes"). The 2022 senior notes were issued in an initial aggregate principal amount of $500 million at 3.5% interest and will mature on May 1, 2022 ("$500 million notes"). The 2042 senior notes were issued in an initial aggregate principal amount of $1.1 billion at 5.0% interest and will mature on May 1, 2042. The issuance resulted in total proceeds to us, before expenses, of $1,880.7 million, net of underwriting fees and discounts of $14.7 million and $4.6 million, respectively. Total debt issuance costs capitalized in connection with these senior notes, including the underwriting fees and discounts, are approximately $18.0 million and will be amortized over the term of the notes.

In the first quarter of 2015, we entered into interest rate swaps to economically convert our fixed rate $300 million notes to floating rate debt consistent with the interest rate swaps on our $500 million notes entered into during 2014. As a result of these hedge programs, the changes in fair value of the interest rate swaps and the offsetting changes in the fair value of our $300 million and $500 million notes attributable to the benchmark interest rate were recorded as unrealized positions in interest expense in our consolidated statement of operations. As a result of fair value hedge accounting, the carrying value of the $300 million and $500 million notes include an adjustment for the change in fair value. During the fourth quarter of 2015, we voluntarily cash settled these interest rate swaps, at which time we ceased adjusting the carrying value of the related $300 million and $500 million notes for the fair value movements of these swaps. At the time of termination, cumulative adjustments to the carrying value of the notes were $0.7 million and $18.1 million representing the cash inflows upon termination related to the $300 million and $500 million notes, respectively. Beginning in the fourth quarter of 2015, these cumulative adjustments will be amortized to interest expense over the expected remaining term of each respective note and will accordingly decrease the annual effective interest rate for the $300 million and $500 million notes for the remaining term of the notes by 0.16% and 0.56%, respectively. The impact of these swaps including amortization resulted in an effective interest rate on the $300 million and $500 million notes of 0.95% and 1.57%, respectively, for 2015. The fair value adjustments and subsequent amortization have been excluded from the aggregate principal debt maturities table presented below.
In the first quarter of 2015, we also entered into a cross currency swap with a total notional of EUR 265 million ($300 million upon execution) in order to hedge a portion of the foreign currency translational impacts of our European investment. As a result of this cross currency swap and the above mentioned interest rate swaps, we economically converted the $300 million notes and associated interest to a floating rate EUR denomination. During the fourth quarter of 2015, we voluntarily cash settled the EUR 265 million notional cross currency swap associated with the $300 million notes simultaneously with the voluntary settlement of the interest rate swaps discussed previously resulting in a separate cash inflow of $16.0 million. See Note 16, "Derivative Instruments and Hedging Activities" for further details.

(5)
During the second quarter of 2014, we entered into a five-year, $750 million revolving multi-currency credit facility, which provides a $100 million sub-facility available for the issuance of letters of credit. This revolving facility supports our $750 million commercial paper program. Concurrent with the transaction, we incurred $1.8 million of issuance costs related to this revolving credit facility which are being amortized over the term of the agreement and recognized $1.3 million of accelerated amortization related to the termination of the pre-existing facilities during 2014. As of December 31, 2015, and December 31, 2014, we had $750 million available to draw on under this revolving credit facility as there were no outstanding borrowings on the revolving credit facility nor was there any outstanding commercial paper. As part of our anticipated financing for the pending Acquisition, we amended this facility during the fourth quarter of 2015 to increase the maximum leverage ratio to 5.75x debt to EBITDA effective following the completion of the pending Acquisition, with a decline to 3.75x debt to EBITDA in the fourth year following the closing of transaction.

(6)
As of December 31, 2015, we had $18.7 million in bank overdrafts and $39.6 million in bank cash related to our cross-border, cross-currency cash pool for a net positive position of $20.9 million. As of December 31, 2014, we had $64.6 million in bank overdrafts and $80.0 million in bank cash related to our cross-border, cross-currency cash pool for a net positive position of $15.4 million.

(7)
We had total outstanding borrowings of $7.5 million and $4.9 million under our two JPY overdraft facilities as of December 31, 2015, and December 31, 2014, respectively. We had no outstanding borrowings under our CAD or GBP facilities as of December 31, 2015, or December 31, 2014. A summary of our borrowing availability is presented below. See Note 18, "Commitments and Contingencies" for further discussion related to letters of credit.

- JPY 900 million overdraft facility at Japan base rate + 0.45%
- JPY 500 million overdraft facility at Japan base rate + 0.35%
- CAD 30.0 million line of credit at USD Prime or CAD Prime depending on the borrowing currency
- GBP 20.0 million line of credit consisting of a GBP 10 million overdraft facility at GBP LIBOR +1.5% and
GBP 10 million uncommitted money market facility
Additionally, during the third quarter of 2015, we did not extend our revolving credit facility supporting the operations of our Europe segment which provided €100 million on an uncommitted basis through September 2015. We had no outstanding borrowings under this revolving credit facility at the time of expiration or as of December 31, 2014.

(8)	Included in short-term borrowings is $2.5 million and $5.6 million related to other short-term borrowings within our Europe business as of December 31, 2015, and December 31, 2014, respectively.

Schedule of Maturities of Long-term Debt [Table Text Block]
As of December 31, 2015, the aggregate principal debt maturities of long-term debt and short-term borrowings, based on foreign exchange rates at December 31, 2015, for the next five years are as follows:

Year	Amount
(In millions)
2016	$28.7
2017	661.3
2018	289.0
2019	—
2020	361.3
Thereafter	1,600.0
Total	$2,940.3

Schedule of Interest Costs Incurred [Table Text Block]
Interest incurred, capitalized and expensed were as follows:

	For the years ended
	December 31, 2015	December 31, 2014	December 31, 2013
	(In millions)
Interest incurred(1)	$121.1	$147.7	$185.2
Interest capitalized	(0.8)	(2.7)	(1.4)
Interest expensed	$120.3	$145.0	$183.8

(1)
Interest incurred includes total non-cash interest of $11.2 million in 2013, related to the €500 million convertible note and the $575 million convertible note, which matured in 2013. Interest incurred also includes expense for the change in fair value of the embedded conversion feature related to €500 million convertible note of $5.4 million for 2013, as well as amortization of debt discounts and issuance costs for each period presented. See Note 16, "Derivative Instruments and Hedging Activities" for further discussion.